UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 21, 2011

SYNNEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

(510) 656-3333

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On March 24, 2011, SYNNEX Corporation (“SYNNEX”) issued a press release regarding SYNNEX’ financial results for its fiscal first quarter ended February 28, 2011. The full text of SYNNEX’ press release is furnished herewith as Exhibit 99.1.

Item 5.07.	Submission of Matters to a Vote of Security Holders

SYNNEX held an Annual Meeting of Stockholders on March 21, 2011, at which the following occurred:

Proposal 1:	Election of eight directors to hold office until the 2012 Annual Meeting of Stockholders:

ELECTION OF DIRECTOR	FOR	WITHHELD	BROKER NON-VOTES
Dwight Steffensen	31,761,589	22,215	1,959,300
Kevin Murai	31,761,178	22,626	1,959,300
Fred Breidenbach	31,761,589	22,215	1,959,300
Matthew Miau	29,388,134	2,395,670	1,959,300
Gregory Quesnel	31,761,178	22,626	1,959,300
James Van Horne	31,761,566	22,238	1,959,300
Duane Zitzner	31,761,589	22,215	1,959,300
Andrea Zulberti	31,761,417	22,387	1,959,300

Proposal 2:	The vote on a proposal to amend SYNNEX’ Executive Profit Sharing Plan for Section 16(b) Officers was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
31,435,548	320,100	28,156	1,959,300

Proposal 3:	The advisory vote on SYNNEX’ executive compensation was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
31,572,067	159,839	51,898	1,959,300

Proposal 4:	The advisory vote on the frequency of an advisory vote on SYNNEX’ executive compensation was as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTE
17,975,120	93,784	13,669,858	45,042	1,959,300

Proposal 5:	The vote to ratify the selection by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as SYNNEX’ independent registered public accountants was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
33,522,717	198,312	22,075	0

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated March 24, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2011

SYNNEX CORPORATION

By:	/S/ Simon Y. Leung
Simon Y. Leung
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 24, 2011.